THE AETOS CAPITAL INVESTMENT PROCESS

                           Integrated Risk Management

AT AETOS CAPITAL, institutional-quality risk management is integrated in every step of our investment process.

Manager Risk                            Operational Risk

Quality of Franchise                    Control Environment
Alignment of Interests                  Pricing & Valuations
Organizational Stability                Transparency & Reporting
Investment Discipline                   Trading, Settlement & Reconciliation
Integrity & Ethics                      External Service Providers
Client Mix                              Accounting & Audit
Legal                                   Systems & Disaster Recovery

Depicted here is a planet Saturn-like picture with the words "Risk Managed Portfolios" inside it.

Portfolio Risk                          Strategy/Investment Risk

Strategy & Manager Diversification      Factor Risks & Exposures
Scenario Analysis & Stress Tests        - Equity, Fixed Income, Credit
Exposure Profiles                       - Volatility, Liquidity, Concentrations
Correlations                            - Derivatives
Performance Attribution                 - Leverage
Liquidity                               Value at Risk

We divide risk into four constituent parts and focus on the key variables in each.
We use sophisticated quantitative tools to optimize and stress test portfolios, as well as qualitative assessments to test the strength of a manager's organization and investment and business processes.

Portfolio Risk

We begin with the disciplined construction of portfolios that are diversified by manager and by strategy. In constructing an efficient frontier of potential portfolios, we use not only historical data, but also our own forward-looking research to derive our expectations for risks, returns and correlations. Recognizing the risks from non-stationary correlations, we test portfolios, simulating extremely stressful market conditions.

Strategy/Investment Risk

To assess and manage risk at the strategy level, we scrutinize portfolios for hidden market and factor exposures. We also assess the liquidity and concentration of positions in managers' portfolios and their exposure to volatility and other factors. We monitor the use of derivatives and leverage and limit our exposure to strategies that rely on them.

Manager Risk

There are numerous qualitative factors that can identify risk at the manager level. We look for quality franchises with a high degree of integrity and ethics. We place emphasis on making sure that the managers' interests are aligned with our clients', including a review of terms and conditions in legal documents. We assess the depth of the investment team and its stability as well as that of the overall business.

Operational Risk

A manager's operations and internal controls play an important role in controlling risk. We conduct extensive due diligence on a manager's operations and business processes. Trading, settlement and reconciliation processes are evaluated, and pricing policies are examined in detail. We review external service providers such as prime brokers, auditors and accountants and examine systems and disaster recovery plans. This initial due diligence is thoroughly documented and augmented through regular, focused updates. For example, we regularly monitor managers' reported net asset values, track the proportion of hard-to-price securities, and discuss adherence to and exceptions from their pricing policies.

Absolute return investing involves substantial risks, including the risk of loss of invested capital. Absolute return investments are typically made through investments in illiquid, unregulated investment funds that employ sophisticated investment techniques, often involving derivatives and leverage, in a wide range of financial instruments and markets. These investments entail a wide variety of risks, which remain substantial notwithstanding the risk management practices we employ in selecting and monitoring funds we invest in. Potential investors in absolute return vehicles are urged to familiarize themselves with these risks before investing.